UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A
                                Amendment No. 1

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2004

                              The Finx Group, Inc.
       (Exact name of small business issuer as specified in its charter)
                     (formerly known as Fingermatrix, Inc.)

           Delaware                     0-9940                  13-2854686
(State or other jurisdiction of     (Commission file          (IRS Employer
 incorporation or organization)          number)          Identification Number)

    21634 Club Villa Terrace                                         33433
   (Address of Principal Executive Offices)                        (Zip Code)

                                 (561) 447-6612
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure

On or about April 20, 2004, The Finx Group, Inc., (the "Company") became aware of a press release issued by DataWorld Solutions, Inc. and its subsidiary, DWS Defense Systems, Inc., that a "preliminary letter of intent" had been entered into by which Georal International, Inc. ("Georal") had granted as yet undisclosed distribution and integration rights to DWS Defense Systems, Inc.

Subsequent to the press release referred to in the previous paragraph, the Company received a letter from GIL Security Systems, Inc. ("GIL") (i) purporting to terminate a recent restatement and amendment of the exclusive distribution agreement among GIL, Georal, the individual who owns the stock of GIL and Georal, and the Company pursuant to which the Company's subsidiary, Secured Portal Systems, Inc., has exclusive marketing rights to GIL's secure portal products and (ii) stating that all agreements between the parties have been terminated.

The Company is considering its legal rights and believes that Secured Portal will continue to be able to exercise its right to market the security portals in major markets groups; however, the Company can give no assurance as to its ability to protect such rights or, if litigation is necessary, that it will prevail in any legal action it may commence.

Statements in this Form 8-K may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management and its evaluation of its rights. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including the Company's financial condition, the uncertainties of litigation and other factors described above and discussed from time to time in the Company's with the Securities and Exchange Commission, including the Risk Factors and the Management's Discussion and Analysis of Financial Conditions and Results of Operations in the Form 10-K for the year ended December 31, 2003. In addition, such statements could be affected by general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the filing date of this Form 8-K.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE FINX GROUP, INC.


Date: May 13, 2004                              /S/Lewis S. Schiller
                                                   Chief Executive Officer




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